AMENDED AND RESTATED
                        BY-LAWS

                          OF

              GIBRALTAR STEEL CORPORATION
                  (the "Corporation")

            Effective as of August 11, 1998


                       ARTICLE I

                        Offices

      Section  1.   Registered Office.  The  registered
office  of  the  Corporation shall be in  the  City  of
Dover,  County  of Sussex and State of  Delaware.   The
name of the Corporation's registered agent at such address shall be The Prentice-Hall Corporation System,
Inc. The registered office and/or registered agent of the Corporation may be changed from time to time by action of the Board of Directors.

      Section 2.   Other Offices.  The Corporation  may
also have offices at such other places, both within and
without  the  State  of  Delaware,  as  the  Board   of
Directors may from time to time determine or the business of the Corporation may require.


                      ARTICLE II

               Meetings of Stockholders

      Section 1.   Annual Meeting.  The annual  meeting
of the stockholders of the Corporation for the election of Directors and for the transaction of other business shall be held at such time and such place within or without the State of Delaware as shall be determined by the Board of Directors or the Chairman of the Board or the President and stated in the notice of the meeting or in a waiver of notice thereof.

      Section  2.   Special Meetings.  Special meetings
of  stockholders may be called for any purpose and  may
be  held at such time and place, within or without  the
State  of  Delaware, as shall be stated in a notice  of
meeting  or  in  a  waiver  of  notice  thereof.   Such
meetings may be called at any time only by the Board of Directors, the Chairman of the Board or the President.

      Section  3.    Place of Meetings.  The  Board  of
Directors may designate any place, either within or without the State of Delaware, as the place of meeting for any annual meeting or for any special meeting called by the Board of Directors. If no designation is made, or if a special meeting is otherwise called, the place of meeting shall be the principal executive office of the Corporation.

      Section  4.   Notice.  Whenever stockholders  are
required  or  permitted to take action  at  a  meeting,
written  or  printed notice stating  the  place,  date,
time, and, in the case of special meetings, the purpose
or  purposes, of such meeting, shall be given  to  each
stockholder  entitled to vote at such  meeting  and  to
each  director not less than 10 nor more than  60  days
before the date of the meeting.  All such notices shall
be  delivered, either personally or by mail, by  or  at
the  direction of the Board of Directors, the President
or  the Secretary, and if mailed, such notice shall  be
deemed  to  be delivered when deposited in  the  United
States   mail,  postage  prepaid,  addressed   to   the
stockholder at his, her or its address as the same appears on the records of the Corporation. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

      Section  5.    Stockholders  List.   The  officer
having  charge  of the stock ledger of the  Corporation
shall  make, at least 10 days before every  meeting  of
the  stockholders, a complete list of the  stockholders
entitled  to  vote  at such meeting arranged  in  alpha
betical  order, showing the address of each stockholder
and the number of shares registered in the name of each
stockholder.    Such  list  shall  be   open   to   the
examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     Section 6.   Quorum.  The holders of a majority of
the  outstanding  shares of capital stock  entitled  to
vote  thereat,  present  in person  or  represented  by
proxy, shall constitute a quorum at all meetings of the
stockholders, except as otherwise provided  by  statute
or  by  the  Corporation's Certificate of Incorporation
(the  "Certificate of Incorporation").  If a quorum  is
not  present, the holders of a majority of such  shares
present  in  person  or represented  by  proxy  at  the
meeting may adjourn the meeting to another time  and/or
place.   When  a quorum is once present to  commence  a
meeting of stockholders, it is not broken by the subsequent withdrawal of any stockholders or their proxies.

     Section 7.   Adjourned Meetings.  The stockholders
entitled   to  vote  who  are  present  in  person   or
represented  by  proxy at any meeting of  stockholders,
whether  or  not  a  quorum shall  be  present  at  the
meeting,  shall have power by a majority of  the  votes
cast  to  adjourn the meeting from time to time without
notice  other than announcement at the meeting  of  the
time  and place to which the meeting is adjourned.   At
any  adjourned meeting held without notice at  which  a
quorum  shall be present any business may be transacted
that might have been transacted on the original date of
the  meeting.   If  the adjournment is  for  more  than
thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

      Section  8.    Vote Required.  When a  quorum  is
present, the affirmative vote of the majority of shares
present  in  person  or represented  by  proxy  at  the
meeting  and  entitled to vote on  the  subject  matter
shall  be  the  act  of  the stockholders,  unless  the
question is one upon which by express provisions of  an
applicable law or of the Certificate of Incorporation a
different vote is required, in which case such  express
provision shall govern and control the decision of such
question.   When a separate vote by class is  required,
the affirmative vote of the majority of shares of such class present in person or represented by proxy at the meeting shall be the act of such class.

      Section  9.   Voting Rights.  Except as otherwise
provided by the General Corporation Law of the State of Delaware or by the Certificate of Incorporation and subject to Section 3 of Article V hereof, every stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of common stock held by such stockholder.

      Section  10.  Proxies.  Each stockholder entitled
to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.

      Section  11.  Proposed Business.  Except  as  may
otherwise  be required by applicable law or  regulation
or be expressly authorized by the Board of Directors, a
stockholder  may  make a nomination or nominations  for
director  of  the Corporation at an annual  meeting  of
stockholders  or  at a special meeting of  stockholders
called  for  the purpose of electing directors  or  may
bring  up any other matter for consideration and action
by  the stockholders at a meeting of stockholders  only
if the provisions of subsections (a) through (d) hereto
shall  have  been satisfied.  If such provisions  shall
not  have been satisfied, any nomination sought  to  be
made  or  other  business sought to be presented  by  a
stockholder  for  consideration  and  action   by   the
stockholders  at  the  meeting  shall  be  deemed   not
properly brought before the meeting, is and shall be ruled by the chairman of the meeting to be out of order, and shall not be presented or acted upon at the meeting.

          (a) The stockholder must be a stockholder of record entitled to vote on the date of the giving of notice provided for herein and on the record date for such meeting and must continue to be a stockholder of record at the time of such meeting.

           (b)   For  a nomination to be made or  other
business  to  be  presented  by  a  stockholder,   such
stockholder  must have given timely notice  thereof  to
the  Secretary  of the Corporation.  To  be  timely,  a
stockholder's notice to the Secretary must be delivered
to  or  mailed and received at the principal  executive
offices  of the Corporation not less than 60  days  nor
more than 90 days prior to the anniversary date of  the
immediately   preceding   annual   meeting    of    the
Corporation's stockholders; provided, however, that  in
the  event that the annual meeting is called for a date
that  is  not  within  30 days  before  or  after  such
anniversary  date,  notice by  the  stockholder  to  be
timely must be so received not later than the close  of
business  on  the 10th day following the day  on  which
notice  of  the  annual  meeting  was  mailed  to   the
Corporation's stockholders or public disclosure of  the
date  of  the annual meeting was made, whichever  first
occurs.   The  notice shall specify (i)  the  name  and
address of the stockholder as they appear on the  books
of the Corporation; (ii) the class or series and number
of  shares  of  the Corporation which are  beneficially
owned  by  the stockholder; (iii) any material interest
of  the  stockholder in the proposed business described
in  the  notice; (iv) if such business is a  nomination
for  director,  each  nomination  sought  to  be  made,
together  with  the  reasons  for  each  nomination,  a
description  of  the  qualifications  and  business  or
professional experience of each proposed nominee and  a
statement signed by each nominee indicating his or  her
willingness  to  serve if elected, and  disclosing  the
information  about him or her that is required  by  the
Securities Exchange Act of 1934, as amended (the  "1934
Act"),   and  the  rules  and  regulations  promulgated
thereunder to be disclosed in the proxy materials for the meeting involved if he or she were a nominee of the Corporation for election as one of its directors; (v) if such business is other than a nomination for director, the nature of the business, the reasons why it is sought to be raised and submitted for a vote of the stockholders and if and why it is deemed by the stockholder to be beneficial to the Corporation; and
(vi) if so requested by the Corporation, all other information that would be required to be filed with the Securities and Exchange Commission if, with respect to the business proposed to be brought before the meeting, the person proposing such business was a participant in solicitation subject to Section 14 of the 1934 Act.

           (c)   Notwithstanding  satisfaction  of  the
provisions  of  subsection (b), the  proposed  business
described  in  the  notice may  be  deemed  not  to  be
properly  brought before the meeting  if,  pursuant  to
state  law  or  to  any  rule  or  regulation  of   the
Securities and Exchange Commission, it was offered as a
stockholder proposal and was omitted, or had it been so
offered,  it could have been omitted, from  the  notice
of,  and  proxy  material  for,  the  meeting  (or  any
supplement   thereto)  authorized  by  the   Board   of
Directors.

          (d)  In the event such notice is timely given
and  the business described therein is not disqualified
because  of  subsection  (c),  such  business  (i)  may
nevertheless  not  be presented  or  acted  upon  at  a
special  meeting of stockholders unless  in  all  other
respects  it  is  properly  before  such  meeting;  and
(ii) may not be presented except by the stockholder who
shall have given the notice required by subsection  (b)
or   a  representative  of  such  stockholder  who   is
qualified under the law of the State of Delaware to present the proposal on the stockholder's behalf at the meeting.


                      ARTICLE III

                       Directors

       Section  1.    General  Powers.   The  property,
business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

      Section 2.   Number, Election and Term of Office.
The  number  of  directors  shall  be  established   as
provided  in  the  Certificate of  Incorporation.   The
directors shall be elected by a plurality of the  votes
cast of the shares present in person or represented  by
proxy  at  the  meeting and entitled  to  vote  in  the
election of directors.  The directors shall be  elected
in  this  manner at the annual meeting of the stockhold
ers,  except  as provided in Section 4 of this  Article
III.   Each director elected shall hold office until  a
successor is duly elected and qualified or until his or
her   earlier   death,  resignation   or   removal   as
hereinafter   provided.    Directors   need   not    be
stockholders of the Corporation.

       Section  3.    Removal  and  Resignation.    Any
director  or  the  entire Board  of  Directors  may  be
removed  at any time, with cause, by the holders  of  a
majority  of  the shares then entitled to  vote  at  an
election  of  directors.  Whenever the holders  of  any
class  or  series  are entitled to elect  one  or  more
directors  by  the  provisions of  the  Certificate  of
Incorporation, the provisions of this Section  3  shall
apply,  in  respect  to the removal  with  cause  of  a
director  or directors so elected, to the vote  of  the
holders  of  the outstanding shares of  that  class  or
series and not to the vote of the outstanding shares as
a  whole.   Any  director may resign at any  time  upon
written notice to the Corporation.

      Section  4.    Vacancies.   Vacancies  and  newly
created  directorships resulting from any  increase  in
the  authorized number of directors may be filled by  a
majority  of the directors then in office, though  less
than  a quorum, or by a sole remaining director.   Each
director  so chosen shall hold office until a successor
is  duly  elected  and qualified or until  his  or  her
earlier   death,  resignation  or  removal  as   herein
provided.   If  the Board of Directors is divided  into
classes, any directors chosen under this section shall hold office until the next election of the class for which such directors shall have been chosen, and until their successors shall be duly elected and qualified.

      Section 5.   Annual Meetings.  The annual meeting
of each newly elected Board of Directors shall be held without other notice than this by-law immediately after, and at the same place as, the annual meeting of stockholders.

      Section 6.   Other Meetings and Notice.   Regular
meetings,  other than the annual meeting, of the  Board
of  Directors may be held without notice at  such  time
and  at  such  place  as shall from  time  to  time  be
determined   by  resolution  of  the  Board.    Special
meetings of the Board of Directors may be called by or at the request of the Chairman of the Board, the President or a majority of the directors on at least 24-hours notice to each director, either personally, by telephone, by mail, by telecopy or by telegraph.

       Section   7.     Quorum,   Required   Vote   and
Adjournment.   A  majority  of  the  total  number   of
directors shall constitute a quorum for the transaction
of  business.   The  vote  of a majority  of  directors
present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

      Section  8.   Committees.  The Board of Directors
may,  by  resolution passed by a majority of the  whole
Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation, which to the extent provided in such resolution or these By-Laws shall have and may exercise the powers of the Board of Directors in the management and affairs of the Corporation except as otherwise limited by law. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

      Section 9.   Committee Rules.  Each committee  of
the  Board  of  Directors may  fix  its  own  rules  of
procedure  and shall hold its meetings as  provided  by
such  rules, except as may otherwise be provided  by  a
resolution  of the Board of Directors designating  such
committee.   Unless  otherwise  provided  in   such   a
resolution, the presence of at least a majority of  the
members   of  the  committee  shall  be  necessary   to
constitute a quorum. In the event that a member and that member's alternate, if alternates are designated by the Board of Directors as provided in Section 8 of this Article III, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

     Section 10.  Communications Equipment.  Members of
the Board of Directors or any committee thereof may participate in and act at any meeting of such Board or committee through the use of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in the meeting pursuant to this Section 10 shall constitute presence in person at the meeting.

      Section 11.  Waiver of Notice and Presumption  of
Assent.   Any member of the Board of Directors  or  any
committee thereof who is present at a meeting shall be conclusively presumed to have waived notice of such meeting except when such member attends for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Such member shall be conclusively presumed to have assented to any action taken unless his or her dissent shall be entered in the minutes of the meeting or unless his or her written dissent to such action shall be filed with the person acting as the Secretary of the meeting before the adjournment thereof or shall be forwarded by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting. Such right to dissent shall not apply to any member who voted in favor of such action.

      Section  12.  Action by Written Consent.   Unless
otherwise    restricted   by   the    Certificate    of
Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

      Section 13.  Compensation.  The directors may  be
paid  their  expenses, if any, of  attendance  at  each
meeting  of the Board of Directors and may  be  paid  a
fixed  sum  for attendance at each such  meeting  or  a
stated  salary  for  serving as a  director.   No  such
payment  shall preclude any director from  serving  the
Corporation   in  any  other  capacity  and   receiving
compensation therefor. Members of special or standing committees of the Board of Directors may be paid like compensation for attending committee meetings.


                      ARTICLE IV

                       Officers

      Section 1.  Officers; Term of Office.  The  Board
of  Directors shall annually, at the first  meeting  of
the  Board  of  Directors after the annual  meeting  of
stockholders,  elect  a President,  one  or  more  Vice
Presidents, a Secretary and a Treasurer.  The Board  of
Directors  may  from time to time elect  or  appoint  a
Chairman  of  the  Board, a Vice Chairman  and/or  such
additional   Officers  as  it  may   determine.    Such
additional Officers shall have such authority and perform such duties as the Board of Directors may from time to time prescribe.

          The Chairman of the Board, the Vice Chairman, the President, each Vice President, the Secretary and the Treasurer shall each, unless otherwise determined by the Board of Directors, hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation or removal. Each additional
Officer appointed or elected by the Board of Directors shall hold office for such term as shall be determined from time to time by the Board of Directors and until his or her successor has been elected or appointed and qualified or until his or her earlier resignation or removal.

      Section  2.    Removal.   Any  officer  or  agent
elected by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

      Section 3.  Vacancies.  Any vacancy occurring  in
any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term by the Board of Directors then in office.

      Section 4.   Compensation.  Compensation  of  all
officers shall be fixed by the Board of Directors, and no officer shall be prevented from receiving such compensation by virtue of his also being a director of the Corporation.

      Section  5.    The  Chairman of  the  Board.  The
Chairman  of the Board of Directors shall be the  Chief
Executive Officer of the Corporation and, subject to the powers of the Board of Directors, shall have general authority for strategic initiatives involving the business, affairs and property of the Corporation.
The Chairman of the Board of Directors, if present and acting, shall preside at all meetings of the Board of Directors and at all meetings of the stockholders of the Corporation.

      Section  6.          Vice Chairman of the  Board.
The Vice Chairman of the Board shall perform such duties as may, from time to time, be delegated to the Vice Chairman of the Board by the Board of Directors or the Chairman of the Board. In addition, in the absence or disability of the Chairman of the Board, the Vice
Chairman shall preside at all meetings of the Board of Directors and all meetings of the stockholders of the Corporation at which he or she is present and shall otherwise act with all of the powers and be subject to all of the restrictions of the Chairman of the Board and the President.

      Section 7.   The President.  The President  shall
be  the Chief Operating Officer of the Corporation and,
in  the  absence of the Chairman of the Board  and  the
Vice  Chairman  of  the  Board, shall  preside  at  all
meetings of the Board of Directors and all meetings  of
the  stockholders of the Corporation at which he or she
is  present.   Subject to the powers of  the  Board  of
Directors, the President shall be responsible  for  all
operational  aspects  of  the  business,  affairs   and
property  of  the Corporation, shall have control  over
its  officers, agents and employees and shall see  that
all  orders  and resolutions of the Board of  Directors
are  carried into effect.  The President shall  execute
bonds, mortgages and other contracts requiring a  seal,
under   the  seal  of  the  Corporation,  except  where
required or permitted by law to be otherwise signed and
executed  and  except where the signing  and  execution
thereof  shall be expressly delegated by the  Board  of
Directors  to  some  other  officer  or  agent  of  the
Corporation.   The  President  shall  have  such  other
powers  and  perform  such  other  duties  as  may   be
prescribed by the Board of Directors or as may be provided in these By-Laws.

     Section 8.   Vice Presidents.  The Vice President,
or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors, shall, in the absence or disability of the Chairman of the Board, the President and the Vice Chairman of the Board, act with all of the powers and be subject to all the restrictions of the Chairman of the Board and the President. The Vice Presidents shall also perform such other duties and have such other powers as the Board of Directors, the President or these By-Laws may from time to time prescribe.

      Section  9.    The  Secretary and  the  Assistant
Secretaries.   The Secretary shall attend all  meetings
of   the  Board  of  Directors,  all  meetings  of  the
committees thereof and all meetings of the stockholders
and  record  all the proceedings of the meetings  in  a
book  or books to be kept for that purpose.  Under  the
Chairman  of the Board and the President's supervision,
the  Secretary  shall give, or cause to be  given,  all
notices  required to be given by these  By-Laws  or  by
law; shall have such powers and perform such duties  as
the  Board of Directors, the President or these By-Laws
may from time to time prescribe; and shall have custody
of   the  corporate  seal  of  the  Corporation.    The
Secretary,  or  an  Assistant  Secretary,  shall   have
authority to affix the corporate seal to any instrument requiring it and when so affixed, it may be attested by his or her signature or by the signature of such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors, shall, in the absence or disability of the Secretary, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Directors, the President or the Secretary may from time to time prescribe.

      Section  10.   The  Treasurer and  the  Assistant
Treasurer.  The Treasurer shall have the custody of the
corporate  funds and securities; shall  keep  full  and
accurate  accounts  of  receipts and  disbursements  in
books  belonging to the Corporation; shall deposit  all
moneys  and other valuable effects in the name  and  to
the  credit of the Corporation as may be ordered by the
Board  of  Directors;  shall cause  the  funds  of  the
Corporation  to  be  disbursed when such  disbursements
have  been duly authorized, taking proper vouchers  for
such disbursements; and shall render to the Chairman of
the Board and the President and the Board of Directors,
at  its  regular meeting or when the Board of Directors
so  requires, an account of the Corporation; shall have
such  powers  and perform such duties as the  Board  of
Directors, the President or these By-Laws may from time
to  time  prescribe.   If  required  by  the  Board  of
Directors,  the Treasurer shall give the Corporation  a
bond  (which shall be rendered every six years) in such
sums  and  with  such surety or sureties  as  shall  be
satisfactory to the Board of Directors for the faithful
performance  of  the  duties  of  the  office  of   the
Treasurer  and for the restoration to the  Corporation,
in  case  of death, resignation, retirement or  removal
from office, of all books, papers, vouchers, money  and
other  property of whatever kind in the  possession  or
under  the  control of the Treasurer belonging  to  the
Corporation.   The  Assistant Treasurer,  or  if  there
shall be more than one, the Assistant Treasurers in the
order  determined by the Board of Directors,  shall  in
the absence or disability of the Treasurer, perform the
duties and exercise the  powers of the Treasurer.   The
Assistant Treasurers shall perform such other duties and have such other powers as the Board of Directors, the President or the Treasurer may, from time to time, prescribe.

      Section  11.  Other Officers, Assistant  Officers
and Agents. Officers, assistant officers and agents, if any, other than those whose duties are provided for in these By-Laws, shall have such authority and perform such duties as may from time to time be prescribed by resolution of the Board of Directors.

      Section  12.  Absence or Disability of  Officers.
In the case of the absence or disability of any officer of the Corporation and of any person hereby authorized to act in such officer's place during such officer's absence or disability, the Board of Directors may by resolution delegate the powers and duties of such officer to any other officer or to any director, or to any other person whom it may select.


                       ARTICLE V

                 Certificates of Stock

      Section 1.   Form.  Every holder of stock in  the
Corporation  shall be entitled to have  a  certificate,
signed  by,  or in the name of the Corporation  by  the
President or  a Vice President and the Secretary or  an
Assistant Secretary of the Corporation, certifying  the
number   of  shares  owned  by  such  holder   in   the
Corporation.   If  such a certificate is  countersigned
(a)  by a transfer agent or an assistant transfer agent
other than the Corporation or its employee; or (b) by a
registrar, other than the Corporation or its  employee,
the signature of the President, the Vice President, the
Secretary or the Assistant Secretary may be facsimiles.
In  case  any officer or officers who have  signed,  or
whose facsimile signature or signatures have been  used
on, any such certificate or certificates shall cease to
be  such officer or officers of the Corporation whether
because of death, resignation or otherwise before  such
certificate or certificates have been delivered by  the
Corporation,  such  certificate  or  certificates   may
nevertheless  be  issued and delivered  as  though  the
person  or  persons  who signed  such   certificate  or
certificates or whose facsimile signature or signatures
have  been  used  thereon had not  ceased  to  be  such
officer   or   officers   of  the   Corporation.    All
certificates for shares shall be consecutively numbered
or  otherwise  identified.  The name of the  person  to
whom  the  shares represented thereby are issued,  with
the  number  of  shares and date  of  issue,  shall  be
entered  on  the books of the Corporation.   Shares  of
stock  of the Corporation shall only be transferred  on
the  books  of the Corporation by the holder of  record
thereof or by such holder's attorney duly authorized in
writing,  upon  surrender to  the  Corporation  of  the
certificate or certificates for such shares endorsed by
the  appropriate person or persons, with such  evidence
of  the  authenticity  of  such endorsement,  transfer,
authorization, and other matters as the Corporation may
reasonably  require, and accompanied by  all  necessary
stock transfer stamps.  In that event, it shall be  the
duty  of the Corporation to issue a new certificate  to
the person entitled thereto, cancel the old certificate
or  certificates,   and record the transaction  on  its
books.   The Board of Directors may appoint a  bank  or
trust  company organized under the laws of  the  United
States or any state thereof to act as its transfer agent or registrar, or both, in connection with the transfer of any class or series of securities of the Corporation.

      Section  2.    Lost Certificates.  The  Board  of
Directors  may direct a new certificate or certificates
to   be   issued   in  place  of  any  certificate   or
certificates  previously  issued  by  the   Corporation
alleged  to  have been lost, stolen or destroyed,  upon
the  making of an affidavit of that fact by the  person
claiming  the certificate of stock to be lost,  stolen,
or  destroyed.  When authorizing such issue  of  a  new
certificate  or  certificates, the Board  of  Directors
may, in its discretion and as a condition precedent  to
the  issuance thereof, require the owner of such  lost,
stolen,  or  destroyed certificate or certificates,  or
his   or   her  legal  representative,  to   give   the
Corporation   a   bond  sufficient  to  indemnify   the
Corporation against any claim that may be made against the Corporation on account of the loss, theft or destruction of any such certificate or the issuance of such new certificate.

      Section 3.   Fixing a Record Date for Stockholder
Meetings.   In order that the Corporation may determine
the  stockholders entitled to notice of or to  vote  at
any meeting of stockholders or any adjournment thereof,
the  Board  of Directors may fix a record  date,  which
record  date shall not precede the date upon which  the
resolution  fixing the record date is  adopted  by  the
Board of Directors, and which record date shall not  be
more  than 60 nor less than 10 days before the date  of
such  meeting.  If no record date is fixed by the Board
of   Directors,   the  record  date   for   determining
stockholders  entitled to notice of or  to  vote  at  a
meeting  of stockholders shall be the close of business
on  the  next day preceding the day on which notice  is
given, or if notice is waived, at the close of business
on  the day next preceding the day on which the meeting
is  held.   A determination of stockholders  of  record
entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

      Section  4.    Fixing  a Record  Date  for  Other
Purposes.   In order that the Corporation may determine
the stockholders entitled to receive payment of any dividend or other distribution or allotment or any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purposes of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than 10 days prior to such action. If no record date is fixed, the record date for determining stockholders for and such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      Section  5.   Registered Stockholders.  Prior  to
the surrender to the Corporation of the certificate or certificates for a share or shares of stock with a request to record the transfer of such share or shares, the Corporation may treat the registered owner as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner.


                      ARTICLE VI

                  General Provisions

       Section  1.    Dividends.   Dividends  upon  the
capital  stock  of  the  Corporation,  subject  to  the
provisions of the Certificate of Incorporation, if any,
may  be  declared  by  the Board of  Directors  at  any
regular or special meeting, pursuant to law.  Dividends
may  be paid in cash, in property, or in shares of  the
capital  stock,  subject  to  the  provisions  of   the
Certificate of Incorporation. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or any other purpose and the directors may modify or abolish any such reserve in the manner in which it was created.

      Section  2.    Checks,  Drafts  or  Orders.   All
checks, drafts or other orders for the payment of money
by  or  to  the  Corporation and all  notes  and  other
evidences  of indebtedness issued in the  name  of  the
Corporation  shall  be  signed  by  such   officer   or
officers, agent or agents of the Corporation, and in such manner, as shall be determined by resolution of the Board of Directors or a duly authorized committee thereof.

      Section  3.   Contracts.  The Board of  Directors
may authorize any officer or officers, or any agent or agents, of the Corporation to enter into any contract or to execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

      Section  4.    Loans.  The Corporation  may  lend
money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of its subsidiary, including any officer or employee who is a director of the Corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the Corporation.
Nothing in this section contained shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the Corporation at common law or under any statute.

      Section  5.  Fiscal Year.  The fiscal year of the
Corporation shall be fixed by resolution of the Board of Directors.

       Section  6.    Corporate  Seal.   The  Board  of
Directors shall provide a corporate seal which shall be in the form of a circle and shall have inscribed thereon the name of the Corporation and the words
"Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

      Section  7.    Voting  Securities  Owned  By  the
Corporation.    Voting   securities   in   any    other
Corporation held by the Corporation shall be  voted  by
the   President,   unless  the   Board   of   Directors
specifically  confers authority to  vote  with  respect
thereto, which authority may be general or confined  to
specific  instances, upon some other person or officer.
Any person authorized to vote securities shall have the
power  to  appoint  proxies,  with  general  power   of
substitution.

      Section  8.   Section Headings.  Section headings
in these By-Laws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

      Section  9.   Inconsistent Provisions.    In  the
event that any provision of these By-Laws is or becomes inconsistent with any provision of the Certificate of Incorporation, the General Corporation Law of the State of Delaware or any other applicable law, the provisions of these By-Laws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.


                      ARTICLE VII

                      Amendments

      These By-Laws may be amended, altered or repealed and new By-Laws adopted at any meeting of the Board of Directors by a majority vote. The fact that the power to adopt, amend, alter or repeal the By-Laws has been conferred upon the Board of Directors shall not divest the stockholders of the same powers.